SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                        Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 5, 2002
                                  (February 4, 2002)




                           CHESAPEAKE ENERGY CORPORATION
              (Exact name of Registrant as specified in its Charter)


           Oklahoma                    1-13726                  73-1395733
 (State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.


        6100 North Western Avenue,  Oklahoma City,  Oklahoma         73118
             (Address of principal executive offices)             (Zip Code)


                                    (405) 848-8000
                (Registrant's telephone number, including area code)










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                     INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on February 4, 2002 announcing fourth quarter and 2001 full-year earnings release date and conference call. A copy of the press release is filed with this Form 8-K as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.  The following exhibit is filed herewith:

             99. Press Release issued by the Registrant on February 4, 2002.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       By: /s/ Aubrey K. McClendon
                                              Aubrey K. McClendon
                                           Chairman of the Board and
                                            Chief Executive Officer

Dated:  February 5, 2002


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[GRAPHIC OMITTED][GRAPHIC OMITTED]                       N e w s R e l e a s e


                                                 Chesapeake Energy Corporation
                                                               P. O. Box 18496
                                                      Oklahoma City, OK  73154

FOR IMMEDIATE RELEASE
FEBRUARY 4, 2002

                                                               CONTACT:
MARC ROWLAND                                                     TOM PRICE, JR.
EXECUTIVE VICE PRESIDENT                                 SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER                              CORPORATE DEVELOPMENT
(405) 879-9232                                                  (405) 879-9257
------------------------------------------------------------ ------------------

                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                   FOURTH QUARTER AND 2001 FULL-YEAR EARNINGS
                        RELEASE DATE AND CONFERENCE CALL

OKLAHOMA CITY, OK., February 4, 2002 - Chesapeake Energy Corporation (NYSE:CHK) has scheduled its fourth quarter and 2001 full-year earnings release to be issued after the close of trading on the New York Stock Exchange on Thursday, February 21, 2002. A conference call is scheduled for Friday morning, February 22, 2002 at 9:00 am EST to discuss the release. The telephone number to access the conference call is 913.981.5519. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EST. For those unable to participate in the conference call, a replay will be available for audio playback at 10:00 am EST on February 22, 2002, and will run through midnight Thursday, March 7, 2002. The number to access the conference call replay is 719.457.0820; passcode for the replay is 502603. The conference call will also be simulcast live on the internet and can be accessed by going directly to the Chesapeake website at www.chkenergy.com and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely. Chesapeake Energy Corporation is one of the ten largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.
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